UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2017

United Parcel Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.

Entry into a Material Definitive Agreement.

On June 23, 2017, a subsidiary of United Parcel Service, Inc. (the “Company”) amended the UPS Retirement Plan and the UPS Excess Coordinating Benefit Plan (single-employer defined benefit pension plans sponsored by UPS) to cease accruals of additional benefits for future service and compensation for non-union participants effective January 1, 2023.

Concurrently, the Company (through a subsidiary) also amended the UPS 401(k) Savings Plan (the “401(k) Plan”) effective January 1, 2023, to make previously ineligible non-union U.S. employees eligible for UPS Retirement Contributions, which range from 5% to 8% of eligible compensation based on the employee’s length of employment. Additionally, the amendment provides for transition contributions to certain participants starting January 1, 2023. If applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), would limit any of the contributions to the 401(k) Plan, such contributions will be made to the UPS Restoration Savings Plan.

Non-union retirees already collecting benefits and former employees with a vested benefit will not be affected by the foregoing amendments. Affected employees will keep the benefits earned in the defined benefit plan through January 1, 2023.

The Company will reflect the impact of the remeasurement of the assets and liabilities of the amended plans and the curtailments as of June 30, 2017. Impacts to the financial statements will be communicated when the company reports second quarter results on July 27, 2017. The financial impact of these changes were included in the Company’s previously communicated 2017 financial targets.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated UPS 401(k) Savings Plan effective January 1, 2017

10.2	Amendment Four to the Amended and Restated UPS Retirement Plan effective June 23, 2017

10.3	Amended and Restated UPS Restoration Savings Plan effective January 1, 2017

10.4	Amendment One to the UPS Excess Coordinating Benefit Plan effective June 23, 2017

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.

Date: June 27, 2017	By:	/s/ Richard N. Peretz
Name: Richard N. Peretz
Title: Senior Vice President, Chief Financial Officer and Treasurer